United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 11, 2026
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 11, 2026, Priority Technology Holdings, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). A total of 68,775,578 shares, or 83.5% of the Company’s outstanding shares of common stock as of the record date for the Annual Meeting, were represented in person through virtual attendance or by proxy at the Annual Meeting constituting a quorum.

Proposal 1 – Election of Directors

The Company’s stockholders elected each of the persons listed below to served as director until the next annual meeting in 2027 or until his earlier resignation, death, or removal. The votes were cast as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Priore	49,699,954	801,425	17,753	18,256,446
Marc Crisafulli	49,982,495	512,533	24,104	18,256,446
Marietta Davis	50,008,004	484,239	26,889	18,256,446
Christina Favilla	50,026,231	469,815	23,086	18,256,446
Clayton Main	50,023,975	466,066	29,091	18,256,446
Michael Passilla	49,561,425	928,615	29,092	18,256,446

Proposal 2 – Approval of Amendment 2 to Priority Technology Holdings, Inc. 2018 Equity Incentive Plan

The Company’s stockholders approved the advisory vote on Amendment 2 to the Equity Incentive Plan. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
48,759,188	1,751,724	8,220	18,256,446

Proposal 3 – Approval of Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved the advisory vote on Named Executive Officer Compensation. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
47,579,228	2,899,556	40,348	18,256,446

Proposal 4 – Ratify the appointment of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
67,458,418	1,314,849	2,311	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2026

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer